MAY 11, 2018

SUPPLEMENT TO

THE HARTFORD EQUITY INCOME FUND

SUMMARY PROSPECTUS DATED MARCH 1, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

Karen H. Grimes, CFA announced her plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, as of December 31, 2018. Accordingly, she will no longer serve as a portfolio manager to The Hartford Equity Income Fund as of December 31, 2018. It is anticipated that Ms. Grimes’ portfolio manager responsibilities will transition to The Hartford Equity Income Fund’s other portfolio managers by December 31, 2018.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7375	May 2018